UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 13, 2012

INTERACTIVE BROKERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830
(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On August 13, 2012, the Audit Committee of the Board of Directors of Interactive Brokers Group, Inc. (the “Company” or the “Registrant”) concluded that the following financial statements of the Company could no longer be relied upon : (i) financial statements as of December 31, 2011 and 2010 and for the three years ended December 31, 2011 and related auditors’ reports thereon, as well as related financial statement data for all years contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and (ii) financial statements as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and March 31, 2011 contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

This conclusion, was reached after consideration of guidance received from the Securities and Exchange Commission and presentation to the Audit Committee by Company management of the results of their investigation and analysis of the issue described in the Registrant’s Form
8-K filed on May 15, 2012, as to whether noncontrolling interests in IBG LLC (“LLC”) attributable to IBG Holdings LLC (“Holdings”) should be accounted for and reported as temporary or permanent equity in the Company’s consolidated financial statements.  Management’s analysis was also discussed with Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm.

The Audit Committee and Company management have concluded that the above referenced noncontrolling interests should have been accounted for and reported as temporary equity (“redeemable noncontrolling interests”) outside of permanent equity for periods prior to the June 6, 2012 amendment to the Exchange Agreement among the Company, LLC and Holdings (the “Amendment”).  Such redeemable noncontrolling interests in LLC attributable to Holdings should have been accounted for at redemption value for such periods, based on the per share fair value of the Company’s common stock.  Pursuant to this conclusion, the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and for the quarter ended March 31, 2012 will be restated to correct this error as soon as practicable.

The error in the above referenced consolidated financial statements had no effect on reported net income or cash flows. The Company is in the process of completing an analysis of the restatement issues and believes that for certain prior periods reported earnings per share will be impacted. For periods subsequent to the Amendment, noncontrolling interests in LLC attributable to Holdings will be reported as a component of permanent equity, i.e., consistent with the Company’s historical presentation prior to the Company’s conclusion that an error had occurred. Similarly, for periods subsequent to the Amendment, our earnings per share will be reported on a basis consistent with our historical earnings per share presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2012

INTERACTIVE BROKERS GROUP, INC.

By:	/s/Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary